MASTERS’ SELECT FUNDS TRUST

Supplement dated October 5, 2007
to Prospectus of the Masters’ Select Funds
dated April 30, 2007

Notice to Existing and Prospective Shareholders of Masters’ Select International Fund:

Effective September 12, 2007, Mssrs.  Howard Appleby, Jean-Francois Ducrest, James LaTorre and Edward Wendell of Northern Cross, LLC, are added as portfolio managers to the Masters’ Select International Fund.

The following information replaces the table on page 8 of the Prospectus:

INVESTMENT MANAGER/FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
Jim Gendelman Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth
David Herro Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson Mastholm Asset Management, LLC	18%	All sizes	Growth
Amit Wadhwaney Third Avenue Management, LLC	15%	All sizes	Value
Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, Ted Wendell Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

Northern Cross LLC was added as a sub-advisor in September 2007 and as a result the target asset allocations for the fund’s managers were adjusted. The new target allocations have been set with the goal of maintaining a similar balance across investment styles as was in place prior to the addition of Northern Cross. In addition to the new allocation for Northern Cross, the target allocation to Marsico was increased, while the target allocations to Thornburg and Mastholm have decreased correspondingly. The Advisor will seek to execute the allocation changes by directing the majority of new cash flows into the underweighted managers until such time as the target weights are reached. Another consideration in allocating new cash flows will be to maintain the fund’s current and target style balance. The target allocations listed in the table for Northern Cross and Marsico are likely to be achieved by or before 12/31/08, though this timing is not certain. Longer term it is likely that Northern Cross LLC will be raised to a higher allocation in line with other sub-advisors, with the other sub-advisors’ allocations dropping by a corresponding amount.

The following information replaces the existing text at the beginning of the section under Masters’ Select International Fund in Detail that begins on page 24 of the Prospectus.  Changes are indicated in boldface type.

The Fund’ six investment managers pursue the Fund’s objective primarily through investments in common stocks of issuers located outside of the United States.  Each investment manager may invest in securities traded in both developed and emerging markets.  Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the Fund’s assets are expected to be invested in stocks of companies listed and domiciled in developed countries.  There are no limits on the Fund’s geographic asset distribution but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside of the United States.  In most periods it is expected that the Fund will hold securities in more than five countries.  Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issuers on a limited basis and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The Fund’s investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization.  Litman/Gregory believes that during any given year, certain stock picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.  Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the Fund will have significant exposure to large and mid-sized foreign companies under normal market conditions.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best relative to their respective peer groups.  Litman/Gregory has focused exclusively on stock pickers who emphasize bottom-up stock picking rather than macro-driven, top-down country picking.

Litman/Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•
It is Litman/Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•
Litman/Gregory believes that many individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than in the United States.  If true, Litman/Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman/Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that he believes are relevant in specific countries.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities.  A manager may, on a temporary basis, hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 90 securities.

The following information is included at the end of the section under Masters’ Select International Fund Portfolio Managers that  begins on page 24 of the Prospectus:

Howard Appleby, CFA
Jean-Francois Ducrest
James LaTorre, CFA
Edward Wendell
Northern Cross, LLC
125 Summer Street, Suite 1470
Boston, MA  02110

Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, and Ted Wendell comprise the portfolio management team for the segment of the Fund’s assets run by Northern Cross, LLC (“Northern Cross”).  Appleby, Ducrest, LaTorre and Wendell are the co-founders and principal owners of Northern Cross.  Hakan Castegren President of Northern Cross Investments Ltd., consults with Northern Cross LLC regarding investment themes and ideas. Castegren has managed the Harbor International Fund since December 1987.  Appleby, a British citizen, has been engaged in the investment business since 1982. Having started as an equity analyst for W. Greenwell & Co. covering basic materials and energy, Appleby moved to the USA in 1986 to pursue a 16 year sell-side career serving U.S. portfolio managers investing in non-U.S. equities in various research, sales and management roles. This culminated in a senior equity sales/management  position with ABN AMRO from 1994 to 2002. Appleby had a sell-side relationship with Castegren beginning in 1996 that involved presenting stock ideas on a regular basis, which eventually led to him becoming part of the investment group as an analyst in 2002. In 2003 he became a founding partner and portfolio manager of Northern Cross LLC. Ducrest, a French citizen, has been engaged in the international equity business since 1988. He started his career on the sell-side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors including industrials, consumers and utilities. Between 1995 and 2001 he was a Senior Vice President and Principal of Cheuvreux’ New York based U.S. operation serving U.S. institutions investing in European equities.  Ducrest’s sell-side relationship with the group dates to 1992 when he began presenting stocks for potential inclusion in Castegren’s managed products.  Ducrest joined the investment group as an analyst in 2002, and in 2003, he became a founding partner and portfolio manager of Northern Cross LLC.  LaTorre began his career in the investment industry in 1982 with Merrill Lynch in New York.  In 1989, he became Vice President of Investments with the Ivy Fund group where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund.  In 1992, LaTorre began working with Castegren who was managing the Ivy International Fund and the Harbor International Fund.  He became Director of Research for Mr. Castegren in 1993.  From 1996 to 2002 LaTorre also managed the Harbor International Fund II.  In 2003, he became a founding partner and portfolio manager of Northern Cross, LLC.  Wendell has been involved in the investment management business since 1985 when he began his association with Castegren. During that period Mr. Wendell provided operational support to the investment process developed by Mr. Castegren, and provided non-US equity investment programs for mutual funds, ERISA plans and high net worth individuals.

Northern Cross is initially targeted to manage up to 10% of the International Fund’s assets.  The team’s investment philosophy and process  are characterized by:
•	An in-depth understanding of a company and its industry leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover
•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis
•	Stock selection, not top-down views, determines industry and country weightings
•	Low portfolio turnover minimizes transaction and market-impact costs
•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins
•	A willingness to think independently and deviate significantly from benchmark industry and country weightings
•	Concentration in their best ideas with the most attractive risk/reward potential

The investment process encompasses a top-down, thematic approach coupled with intensive, fundamental, bottom-up industry and company analysis.  It is not uncommon for an idea to be monitored for years before a position is taken. Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion. Patient due diligence of companies, countries and regions are critical to the investment process. The sub-advisor believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies. Before qualifying a country for investment, the sub-advisor analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure. Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economies and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion
•	Pricing power driven by industry consolidation
•	Franchise value
•	Restructuring
•	Asset plays

On-site company meetings play an important role in the portfolio construction process, with each firm held in the portfolio visited at least twice per year.  Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management.  The sub-advisor utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

Rigid buy/sell price targets are avoided and the relative attractiveness of a stock or group of similar stocks is continuously evaluated.  No single set of metrics is used to value all companies. Typically, the team looks for companies with strong and sustainable market positions that are selling at low price/earnings multiples relative to other stocks in the same country and industry.  In addition to assessing a company’s relative P/E ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics
•	The stock’s price reaches the underlying business value
•	There is an adverse change in the economic, political or regulatory environment
•	Management fails to execute their business plan
•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies. However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in US dollars.

The following information replaces the text that appears on page 39 of the Prospectus under the heading Fee Imposed on Certain Redemptions of Shares.  Changes are indicated in boldface type.

Each Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary provided such asset allocation plan has been pre-approved by the Funds for such waiver.

Please keep this Supplement with your Prospectus.